UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-08382

Deutsche Strategic Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Semiannual Report
to Shareholders

Deutsche Strategic Income Trust

Ticker Symbol: KST

Contents

3 Performance Summary

4 Important Notice

5 Portfolio Management Team

5 Portfolio Summary

8 Investment Portfolio

30 Statement of Assets and Liabilities

31 Statement of Operations

32 Statement of Cash Flows

33 Statement of Changes in Net Assets

34 Financial Highlights

35 Notes to Financial Statements

47 Dividend Reinvestment and Cash Purchase Plan

50 Additional Information

52 Privacy Statement

The fund's investment objective is to provide high current income.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 5/31/16
Deutsche Strategic Income Trust	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.64%	–0.47%	5.80%	8.16%
Based on Market Price(a)	15.67%	6.03%	4.53%	6.86%
Credit Suisse High Yield Index(b)	4.74%	–1.67%	5.17%	6.93%
JPMorgan Emerging Markets Bond Global Diversified Index(c)	5.22%	4.55%	5.94%	7.57%
Blended Index(d)	5.00%	1.42%	5.59%	7.31%
Bank of America Merrill Lynch US High Yield Master II Constrained Index(e)	5.36%	–0.92%	5.26%	7.28%
Morningstar Closed-End High Yield Bond Funds Category (Based on Net Asset Value)(f)	3.58%	–2.69%	6.03%	6.36%

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the six months ended May 31, 2016 was 2.05% (1.40% excluding interest expense).

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(d) The Blended Index consists of 50% in the Credit Suisse High Yield Index and 50% in the JPMorgan Emerging Markets Bond Global Diversified Index.

(e) The Bank of America Merrill Lynch US High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On June 1, 2016, the Bank of America Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund’s comparative broad-based securities market index because the Advisor believes the Bank of America Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund’s investment strategies.

(f) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/16	As of 11/30/15
Net Asset Value	$ 12.44	$ 12.37
Market Price	$ 11.55	$ 10.29

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/16: Income Dividends	$ .33
May Income Dividend	$ .0550
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/16†	5.31%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/16†	5.71%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of May 31, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 86.2%
Consumer Discretionary 24.6%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		40,000	40,850
Ally Financial, Inc.:
3.25%, 2/13/2018		265,000	264,337
4.125%, 3/30/2020		590,000	592,950
5.75%, 11/20/2025		200,000	202,500
Altice Financing SA, 144A, 7.5%, 5/15/2026		210,000	209,475
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		210,000	214,200
AMC Entertainment, Inc., 5.875%, 2/15/2022		80,000	80,800
AMC Networks, Inc., 5.0%, 4/1/2024		265,000	265,662
AmeriGas Finance LLC:
6.75%, 5/20/2020		165,000	170,569
7.0%, 5/20/2022		135,000	142,256
APX Group, Inc., 6.375%, 12/1/2019		75,000	74,250
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		295,000	300,900
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		120,000	125,700
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		130,000	114,725
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		215,000	199,412
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		55,000	58,300
Block Communications, Inc., 144A, 7.25%, 2/1/2020		155,000	156,550
Boyd Gaming Corp., 6.875%, 5/15/2023		50,000	52,425
CalAtlantic Group, Inc., 5.25%, 6/1/2026		299,000	295,076
Caleres, Inc., 6.25%, 8/15/2023		40,000	40,800
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		120,000	121,500
144A, 5.5%, 5/1/2026		515,000	520,150
144A, 5.875%, 4/1/2024		105,000	109,463
144A, 5.875%, 5/1/2027		155,000	158,681
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		214,000	204,370
144A, 6.375%, 9/15/2020		140,000	142,521
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		50,000	51,500
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		20,000	18,400
Series B, 7.625%, 3/15/2020		80,000	76,800
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		10,000	10,238
CSC Holdings LLC, 5.25%, 6/1/2024		80,000	72,000
Dana Financing Luxembourg Sarl, 144A, 6.5% 6/1/2026		160,000	159,600
Dana Holding Corp.:
5.375%, 9/15/2021		500,000	514,375
5.5%, 12/15/2024		55,000	52,938
DISH DBS Corp.:
4.625%, 7/15/2017		400,000	409,500
6.75%, 6/1/2021		30,000	31,074
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		315,000	328,387
144A, 5.75%, 3/1/2023		105,000	110,906
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		310,000	313,100
Global Partners LP, 7.0%, 6/15/2023		75,000	61,313
GLP Capital LP:
4.375%, 4/15/2021		45,000	46,125
5.375%, 4/15/2026		140,000	145,950
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		270,000	273,037
5.125%, 11/15/2023		60,000	61,350
6.5%, 3/1/2021		150,000	157,312
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		150,000	149,250
144A, 5.25%, 12/15/2023		210,000	206,850
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		110,000	110,000
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		85,000	89,463
144A, 5.75%, 4/15/2024		55,000	57,200
7.5%, 7/15/2020		30,000	31,650
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	25,188
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		305,000	308,050
Lennar Corp., 4.75%, 11/15/2022		150,000	148,875
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		20,000	20,700
144A, 7.0%, 9/1/2020		130,000	136,384
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		45,000	43,538
Mediacom Broadband LLC:
5.5%, 4/15/2021		20,000	20,600
6.375%, 4/1/2023		155,000	160,812
Mediacom LLC, 7.25%, 2/15/2022		45,000	47,588
MGM Growth Properties Operating Partnership LP, 144A, 5.625%, 5/1/2024		105,000	110,250
MGM Resorts International, 7.625%, 1/15/2017		100,000	103,125
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		85,000	86,700
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		45,000	46,013
Numericable-SFR:
144A, 6.0%, 5/15/2022		290,000	288,695
144A, 7.375%, 5/1/2026		315,000	317,756
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		200,000	200,000
5.5%, 5/15/2026		85,000	84,363
Quebecor Media, Inc., 5.75%, 1/15/2023		80,000	82,000
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		20,000	20,425
144A, 5.375%, 4/15/2023		5,000	5,113
Sally Holdings LLC, 5.625%, 12/1/2025		150,000	156,937
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		50,000	50,500
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		45,000	47,475
Sirius XM Radio, Inc.:
144A, 5.375%, 7/15/2026		150,000	149,250
144A, 5.875%, 10/1/2020		80,000	82,700
Springs Industries, Inc., 6.25%, 6/1/2021		115,000	116,437
Starz LLC, 5.0%, 9/15/2019		60,000	61,050
Suburban Propane Partners LP, 5.75%, 3/1/2025		45,000	44,213
Toll Brothers Finance Corp., 4.875%, 11/15/2025		95,000	96,188
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		55,000	55,000
4.875%, 7/1/2021		610,000	610,762
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		300,000	309,375
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		305,000	310,877
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		90,000	94,725
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		171,000	180,405
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		80,000	63,000
144A, 8.5%, 10/15/2022		80,000	71,200
Virgin Media Secured Finance PLC, 144A, 5.5%, 8/15/2026		200,000	202,000
			13,355,009
Consumer Staples 2.5%
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		305,000	303,475
5.125%, 1/15/2024		60,000	62,250
Cott Beverages, Inc.:
5.375%, 7/1/2022		145,000	145,544
6.75%, 1/1/2020		55,000	57,475
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		90,000	93,375
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		60,000	57,300
144A, 7.25%, 6/1/2021		205,000	211,150
144A, 8.25%, 2/1/2020		65,000	67,600
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		80,000	81,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		60,000	60,488
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		20,000	21,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		45,000	47,475
Smithfield Foods, Inc., 6.625%, 8/15/2022		4,000	4,200
The WhiteWave Foods Co., 5.375%, 10/1/2022		120,000	128,250
			1,340,582
Energy 6.1%
Antero Resources Corp.:
5.125%, 12/1/2022		100,000	95,750
5.375%, 11/1/2021		85,000	82,875
5.625%, 6/1/2023		60,000	58,500
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	58,500
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	73,313
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		100,000	102,500
Concho Resources, Inc., 5.5%, 4/1/2023		160,000	160,000
Continental Resources, Inc.:
4.5%, 4/15/2023		50,000	45,531
5.0%, 9/15/2022		460,000	434,700
DCP Midstream Operating LP, 2.7%, 4/1/2019		200,000	187,311
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	205,690
Gulfport Energy Corp., 6.625%, 5/1/2023		30,000	29,475
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		110,000	106,150
Holly Energy Partners LP, 6.5%, 3/1/2020		45,000	45,450
Laredo Petroleum, Inc., 6.25%, 3/15/2023		90,000	85,050
Memorial Resource Development Corp., 5.875%, 7/1/2022		65,000	64,756
Newfield Exploration Co.:
5.375%, 1/1/2026		45,000	43,889
5.75%, 1/30/2022		80,000	80,600
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		60,000	55,200
6.875%, 1/15/2023		20,000	18,050
Range Resources Corp., 4.875%, 5/15/2025		165,000	155,925
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		119,150	126,299
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	254,372
Rice Energy, Inc., 7.25%, 5/1/2023		15,000	15,150
RSP Permian, Inc., 6.625%, 10/1/2022		85,000	87,762
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		260,000	265,525
Sunoco LP:
144A, 5.5%, 8/1/2020		50,000	49,625
144A, 6.375%, 4/1/2023		45,000	44,550
Tesoro Logistics LP:
6.125%, 10/15/2021		30,000	30,975
6.375%, 5/1/2024		65,000	66,950
Whiting Petroleum Corp., 6.25%, 4/1/2023		70,000	57,750
WPX Energy, Inc., 7.5%, 8/1/2020		150,000	147,000
			3,335,173
Financials 7.2%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		200,000	199,800
4.625%, 10/30/2020		670,000	693,450
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		95,000	96,425
CIT Group, Inc.:
3.875%, 2/19/2019		415,000	416,946
5.0%, 5/15/2017		80,000	81,375
CNO Financial Group, Inc.:
4.5%, 5/30/2020		150,000	154,875
5.25%, 5/30/2025		45,000	46,350
Commonwealth Bank of Australia, 144A, 4.5%, 12/9/2025		560,000	576,858
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	264,300
E*TRADE Financial Corp.:
4.625%, 9/15/2023		60,000	60,150
5.375%, 11/15/2022		50,000	52,250
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		70,000	72,100
(REIT), 5.375%, 4/1/2023		265,000	272,619
(REIT), 5.75%, 1/1/2025		50,000	52,000
(REIT), 5.875%, 1/15/2026		50,000	52,125
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		60,000	59,850
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		110,000	115,237
(REIT), 6.375%, 3/1/2024		105,000	112,350
(REIT), 6.875%, 5/1/2021		110,000	114,210
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		110,000	114,537
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		95,000	94,644
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021 (b)		125,000	126,250
(REIT), 4.875%, 6/1/2026 (b)		50,000	51,062
			3,879,763
Health Care 5.3%
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	62,573
Community Health Systems, Inc.:
5.125%, 8/15/2018		140,000	142,605
5.125%, 8/1/2021		20,000	19,975
7.125%, 7/15/2020		295,000	273,612
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	27,863
Endo Finance LLC:
144A, 5.75%, 1/15/2022		80,000	71,800
144A, 5.875%, 1/15/2023		80,000	69,000
Endo Ltd., 144A, 6.0%, 2/1/2025		45,000	39,038
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		45,000	48,825
HCA, Inc.:
5.25%, 6/15/2026		170,000	174,675
6.5%, 2/15/2020		340,000	374,000
7.5%, 2/15/2022		170,000	192,737
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	31,388
IMS Health, Inc., 144A, 6.0%, 11/1/2020		100,000	102,410
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		120,000	120,450
5.5%, 12/1/2021		105,000	109,200
5.875%, 12/1/2023		85,000	87,763
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		25,000	24,250
144A, 5.625%, 10/15/2023		50,000	47,000
Tenet Healthcare Corp., 144A, 4.134%**, 6/15/2020		60,000	59,700
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		110,000	97,075
144A, 5.875%, 5/15/2023		105,000	88,462
144A, 6.125%, 4/15/2025		305,000	255,056
144A, 7.5%, 7/15/2021		385,000	348,425
			2,867,882
Industrials 9.7%
ADT Corp.:
3.5%, 7/15/2022		55,000	50,463
5.25%, 3/15/2020		90,000	94,837
6.25%, 10/15/2021		155,000	162,362
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		185,000	194,712
Air Lease Corp., 4.75%, 3/1/2020		1,110,000	1,184,925
Allegion PLC, 5.875%, 9/15/2023		30,000	31,725
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		105,000	92,137
Belden, Inc., 144A, 5.5%, 9/1/2022		135,000	136,350
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		130,000	110,500
144A, 6.0%, 10/15/2022		95,000	81,225
Casella Waste Systems, Inc., 7.75%, 2/15/2019		140,000	142,975
CNH Industrial Capital LLC:
3.25%, 2/1/2017		335,000	336,675
3.875%, 7/16/2018		60,000	60,150
Covanta Holding Corp., 5.875%, 3/1/2024		85,000	84,575
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		105,000	101,325
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		55,000	50,463
DR Horton, Inc., 4.0%, 2/15/2020		30,000	30,975
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,906
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		85,000	84,575
FTI Consulting, Inc., 6.0%, 11/15/2022		80,000	84,400
Garda World Security Corp., 144A, 7.25%, 11/15/2021		105,000	85,312
Gates Global LLC, 144A, 6.0%, 7/15/2022		70,000	61,408
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		120,000	126,300
144A, 5.0%, 11/15/2025		60,000	63,000
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		43,000	47,300
Masonite International Corp., 144A, 5.625%, 3/15/2023		65,000	67,925
Meritor, Inc.:
6.25%, 2/15/2024		80,000	69,800
6.75%, 6/15/2021		115,000	107,812
Moog, Inc., 144A, 5.25%, 12/1/2022		50,000	50,813
Nortek, Inc., 8.5%, 4/15/2021		85,000	88,719
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		80,000	80,400
Oshkosh Corp.:
5.375%, 3/1/2022		60,000	61,950
5.375%, 3/1/2025		240,000	246,600
Ply Gem Industries, Inc., 6.5% , 2/1/2022		145,000	143,600
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		10,000	10,425
SBA Communications Corp., 5.625%, 10/1/2019		75,000	77,719
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		105,000	110,775
Summit Materials LLC:
6.125%, 7/15/2023		100,000	100,500
144A, 8.5%, 4/15/2022		45,000	47,925
Titan International, Inc., 6.875%, 10/1/2020		85,000	71,613
TransDigm, Inc., 144A, 6.375%, 6/15/2026 (b)		95,000	95,119
Triumph Group, Inc., 5.25%, 6/1/2022		45,000	41,175
United Rentals North America, Inc.:
6.125%, 6/15/2023		10,000	10,325
7.625%, 4/15/2022		120,000	127,650
USG Corp., 144A, 5.5%, 3/1/2025		5,000	5,313
ZF North America Capital, Inc., 144A, 4.0%, 4/29/2020		150,000	155,062
			5,284,795
Information Technology 5.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		35,000	36,181
Cardtronics, Inc., 5.125%, 8/1/2022		50,000	49,625
CDW LLC:
5.5%, 12/1/2024		100,000	102,750
6.0%, 8/15/2022		115,000	120,750
Denali International LLC, 144A, 5.625%, 10/15/2020		85,000	89,377
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021 (b)		195,000	198,894
144A, 6.02%, 6/15/2026 (b)		130,000	131,415
EarthLink Holdings Corp., 7.375%, 6/1/2020		95,000	99,869
EMC Corp., 1.875%, 6/1/2018		300,000	292,601
Entegris, Inc., 144A, 6.0%, 4/1/2022		55,000	56,788
First Data Corp.:
144A, 6.75%, 11/1/2020		435,000	457,837
144A, 7.0%, 12/1/2023		100,000	101,375
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		100,000	106,070
Jabil Circuit, Inc., 5.625%, 12/15/2020		105,000	111,300
Match Group, Inc., 144A, 6.375%, 6/1/2024 (b)		50,000	51,000
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		70,000	59,325
144A, 7.5%, 9/15/2023		170,000	178,500
NCR Corp.:
5.875%, 12/15/2021		20,000	20,300
6.375%, 12/15/2023		50,000	50,789
NXP BV, 144A, 4.125%, 6/1/2021		200,000	201,500
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		45,000	46,350
Sanmina Corp., 144A, 4.375%, 6/1/2019		10,000	10,200
Western Digital Corp.:
144A, 7.375%, 4/1/2023		45,000	46,800
144A, 10.5%, 4/1/2024		75,000	77,625
			2,697,221
Materials 12.3%
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024		200,000	204,000
Ball Corp.:
4.375%, 12/15/2020		45,000	47,025
5.25%, 7/1/2025		75,000	78,094
Berry Plastics Corp., 5.5%, 5/15/2022		160,000	164,400
Cascades, Inc., 144A, 5.5%, 7/15/2022		55,000	53,625
Celanese U.S. Holdings LLC, 4.625%, 11/15/2022		500,000	512,500
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	211,020
Chemours Co.:
6.625%, 5/15/2023		60,000	53,850
7.0%, 5/15/2025		25,000	21,922
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		60,000	59,850
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	253,750
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		90,000	91,350
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		215,000	210,700
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		45,000	36,000
144A, 7.0%, 2/15/2021		170,000	134,194
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		225,000	219,375
2.375%, 3/15/2018		495,000	480,150
Greif, Inc., 7.75%, 8/1/2019		230,000	257,312
Hexion, Inc., 6.625%, 4/15/2020		50,000	42,500
Kaiser Aluminum Corp., 144A, 5.875%, 5/15/2024		80,000	82,112
Novelis, Inc., 8.75%, 12/15/2020		490,000	508,375
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		100,000	102,625
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		65,000	57,728
144A, 10.375%, 5/1/2021		50,000	51,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		920,000	948,750
6.875%, 2/15/2021		205,000	212,687
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		35,000	35,788
144A, 5.125%, 12/1/2024		15,000	15,413
Teck Resources Ltd.:
2.5%, 2/1/2018		600,000	604,500
144A, 8.0%, 6/1/2021 (b)		160,000	163,200
144A, 8.5%, 6/1/2024 (b)		30,000	30,750
Tronox Finance LLC:
6.375%, 8/15/2020		75,000	57,750
144A, 7.5%, 3/15/2022		70,000	52,150
United States Steel Corp., 144A, 8.375%, 7/1/2021		185,000	191,012
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		420,000	363,174
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	31,106
144A, 5.625%, 10/1/2024		15,000	15,863
			6,655,600
Telecommunication Services 11.6%
B Communications Ltd., 144A, 7.375%, 2/15/2021		105,000	112,350
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		200,000	214,412
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		40,000	41,000
Series T, 5.8%, 3/15/2022		150,000	144,750
Series N, 6.0%, 4/1/2017		500,000	515,000
Series S, 6.45%, 6/15/2021		165,000	167,475
Series W, 6.75%, 12/1/2023		185,000	180,375
Series Y, 7.5%, 4/1/2024		165,000	163,247
CommScope, Inc.:
144A, 4.375%, 6/15/2020		40,000	41,200
144A, 5.0%, 6/15/2021		95,000	96,425
CyrusOne LP, 6.375%, 11/15/2022		110,000	116,600
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		95,000	73,274
144A, 8.25%, 9/30/2020		287,000	248,972
Digicel Ltd., 144A, 7.0%, 2/15/2020		200,000	185,500
Frontier Communications Corp.:
6.25%, 9/15/2021		45,000	41,963
7.125%, 1/15/2023		235,000	209,737
8.5%, 4/15/2020		35,000	37,056
144A, 10.5%, 9/15/2022		195,000	203,044
144A, 11.0%, 9/15/2025		500,000	508,750
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		90,000	97,425
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		186,000	189,487
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		75,000	74,813
5.375%, 8/15/2022		215,000	218,225
5.375%, 1/15/2024		60,000	61,062
5.375%, 5/1/2025		60,000	61,062
6.125%, 1/15/2021		60,000	62,700
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	185,000
Plantronics, Inc., 144A, 5.5%, 5/31/2023		30,000	29,850
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		85,000	87,719
Sprint Corp., 7.125%, 6/15/2024		440,000	331,100
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		351,000	365,777
6.125%, 1/15/2022		40,000	42,200
6.375%, 3/1/2025		151,000	158,172
6.5%, 1/15/2026		5,000	5,288
6.625%, 11/15/2020		65,000	67,126
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		500,000	503,875
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		80,000	82,200
Windstream Services LLC, 7.75%, 10/15/2020		30,000	28,050
Zayo Group LLC:
6.0%, 4/1/2023		205,000	210,637
6.375%, 5/15/2025		139,000	144,560
			6,307,458
Utilities 1.9%
Calpine Corp.:
5.375%, 1/15/2023		85,000	83,061
5.75%, 1/15/2025		85,000	82,237
Dynegy, Inc.:
7.375%, 11/1/2022		75,000	72,375
7.625%, 11/1/2024		140,000	134,400
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		110,000	60,500
NGL Energy Partners LP, 5.125%, 7/15/2019		70,000	63,000
NRG Energy, Inc.:
6.25%, 5/1/2024		285,000	277,074
144A, 7.25%, 5/15/2026		160,000	159,600
7.875%, 5/15/2021		50,000	51,875
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		35,000	32,200
			1,016,322
Total Corporate Bonds (Cost $46,580,434)			46,739,805

Asset-Backed 4.9%
Miscellaneous
Apidos CLO XXI, "C", Series 2015-21A, 144A, 4.17%**, 7/18/2027		375,000	338,024
Babson CLO Ltd., "D", Series 2015-2A, 144A, 4.424%**, 7/20/2027		1,000,000	933,971
Cumberland Park CLO Ltd., "D", Series 2015-2A, 144A, 4.024%**, 7/20/2026		500,000	451,019
Marea CLO Ltd., "DR", Series 2012-1A, 144A, 4.372%**, 10/15/2023		500,000	461,394
Neuberger Berman CLO XVIII Ltd., "C", Series 2014-18A, 144A, 4.368%**, 11/14/2025		500,000	456,167
Total Asset-Backed (Cost $2,811,978)			2,640,575

Collateralized Mortgage Obligation 0.4%
Federal National Mortgage Association, "PZ", Series 2010-129, 4.5%, 11/25/2040 (Cost $237,757)		227,093	241,422

Government & Agency Obligations 5.8%
Other Government Related (c) 0.5%
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		265,000	278,218
Sovereign Bonds 5.3%
Dominican Republic, 144A, 6.875%, 1/29/2026		100,000	107,750
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	215,988
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	202,250
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	481	192
Republic of Hungary:
4.0%, 3/25/2019		200,000	207,750
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	46,852
Republic of Panama, 9.375%, 1/16/2023		665,000	878,465
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	211,020
144A, 5.5%, 10/26/2022		500,000	566,000
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	199,687
Republic of Uruguay, 5.1%, 6/18/2050		40,000	37,300
United Mexican States, 4.6%, 1/23/2046		200,000	194,000
			2,867,254
Total Government & Agency Obligations (Cost $3,093,400)			3,145,472

Loan Participations and Assignments 47.7%
Senior Loans**
Consumer Discretionary 12.9%
1011778 B.C. Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/2021		430,295	432,285
Altice U.S. Finance I Corp., Term Loan, 4.25%, 12/14/2022		409,362	410,795
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		987,203	989,464
Avis Budget Car Rental LLC, Term Loan, 3.25%, 3/15/2022		360,704	361,605
CSC Holdings, Inc., Term Loan B, 2.955%, 4/17/2020		974,392	983,225
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		465,000	466,525
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		896,886	900,859
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		936,063	932,552
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		837,400	839,498
Visteon Corp., Term Delay Draw B, 3.5%, 4/9/2021		700,000	701,750
			7,018,558
Consumer Staples 4.9%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019		705,862	707,432
Pinnacle Foods Finance LLC:
Term Loan G, 3.25%, 4/29/2020		317,792	318,587
Term Loan H, 3.25%, 4/29/2020		720,226	721,976
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019		746,164	747,458
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020		161,700	162,610
			2,658,063
Energy 0.6%
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		342,288	306,348
Financials 0.8%
Delos Finance Sarl, Term Loan B, 3.5%, 3/6/2021		425,000	427,019
Health Care 5.2%
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		216,150	216,978
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		72,472	71,177
Term Loan H, 4.0%, 1/27/2021		133,347	131,590
Convatec, Inc., Term Loan, 4.25%, 6/15/2020		689,007	691,160
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		1,116,120	1,126,444
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		288,204	285,322
Term Loan B, 4.75%, 12/11/2019		272,404	269,612
			2,792,283
Industrials 9.9%
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021		834,545	840,074
Booz Allen Hamilton, Inc., Term Loan, 3.75%, 7/31/2019		700,000	704,025
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		397,943	398,596
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		911,350	912,681
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		750,000	752,891
Sabre, Inc., Term Loan B, 4.0%, 2/19/2019		596,915	598,906
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020		470,851	471,931
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 2/27/2020		696,482	700,620
			5,379,724
Information Technology 1.3%
First Data Corp., Term Loan, 4.443%, 3/24/2021		691,821	695,858
Materials 5.4%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		731,963	700,704
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		473,131	474,938
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		729,323	730,866
Term Loan E, 3.75%, 1/6/2021		304,001	305,389
MacDermid, Inc.:
First Lien Term Loan, 5.5%, 6/7/2020		223,675	223,606
Term Loan B2, 5.5%, 6/7/2020		346,491	346,448
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022		164,588	165,513
			2,947,464
Telecommunication Services 1.3%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		14,550	14,682
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		180,000	180,187
Term Loan B, 4.0%, 1/15/2020		485,000	487,425
			682,294
Utilities 5.4%
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		1,841,088	1,831,238
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		1,111,066	1,111,905
			2,943,143
Total Loan Participations and Assignments (Cost $25,858,824)			25,850,754

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $108,735)		109,359	109,162

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $122,278)		175,000	143,937

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	2	3,465
Industrials 0.0%
Congoleum Corp.*	2,000	0
Quad Graphics, Inc.	30	576
		576
Materials 0.0%
GEO Specialty Chemicals, Inc.*	11,502	4,142
Total Common Stocks (Cost $25,413)		8,183

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $20,981)	95	501

Cash Equivalents 1.0%
Deutsche Central Cash Management Government Fund, 0.39% (e) (Cost $571,816)	571,816	571,816

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,431,616)†	146.5	79,451,627
Other Assets and Liabilities, Net	(0.4)	(213,806)
Notes Payable	(46.1)	(25,000,000)
Net Assets	100.0	54,237,821

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	110,000	68,628	60,500

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2016.

† The cost for federal income tax purposes was $79,682,447. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $230,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,228,488 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,459,308.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,863	3,465	0.01

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

JSC: Joint State Company

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Currency Abbreviations
ARS Argentine Peso HUF Hungarian Forint USD United States Dollar

For information on the Fund's policy and additional disclosures, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$ —	$ 46,739,805	$ —	$ 46,739,805
Asset-Backed	—	2,640,575	—	2,640,575
Collateralized Mortgage Obligations	—	241,422	—	241,422
Government & Agency Obligations	—	3,145,472	—	3,145,472
Loan Participations and Assignments	—	25,850,754	—	25,850,754
Convertible Bond	—	—	109,162	109,162
Preferred Security	—	143,937	—	143,937
Common Stocks (f)	576	—	7,607	8,183
Warrant	—	—	501	501
Short-Term Investments	571,816	—	—	571,816
Total	$ 572,392	$ 78,761,965	$ 117,270	$ 79,451,627

There have been no transfers between fair value measurement levels during the six months ended May 31, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $78,859,800)	$ 78,879,811
Investment in Deutsche Central Cash Management Government Fund (cost $571,816)	571,816
Total investments in securities, at value (cost $79,431,616)	79,451,627
Cash	43,053
Foreign currency, at value (cost $13,995)	12,621
Receivable for investments sold — when-issued securities	186,388
Interest receivable	790,203
Foreign taxes recoverable	297
Other assets	1,348
Total assets	80,485,537
Liabilities
Payable for investments purchased — when-issued securities	1,020,881
Notes payable	25,000,000
Interest on notes payable	48,184
Accrued management fee	38,987
Accrued Trustees' fees	2,324
Other accrued expenses and payables	137,340
Total liabilities	26,247,716
Net assets, at value	$ 54,237,821

Net Assets Consist of
Distributions in excess of net investment income	(58,078)
Net unrealized appreciation (depreciation) on: Investments	20,011
Foreign currency	(1,395)
Accumulated net realized gain (loss)	(4,984,593)
Paid-in capital	59,261,876
Net assets, at value	54,237,821
Net Asset Value
Net Asset Value per share ($54,237,821 ÷ 4,358,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2016 (Unaudited)
Investment Income
Income: Interest	$ 1,940,870
Dividends	705
Income distributions — Deutsche Central Cash Management Government Fund	1,775
Total income	1,943,350
Expenses: Management fee	224,685
Services to shareholders	2,439
Custodian fee	31,791
Professional fees	46,986
Reports to shareholders	25,443
Trustees' fees and expenses	4,575
Interest expenses	170,571
Stock exchange listing fees	11,325
Other	23,292
Total expenses	541,107
Net investment income	1,402,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,559,108)
Swap contracts	4,076
Written options	7,130
Foreign currency	(1,239)
(1,549,141)
Change in net unrealized appreciation (depreciation): Investments	1,806,224
Swap contracts	(3,459)
Written options	(7,128)
Foreign currency	(349)
1,795,288
Net gain (loss)	246,147
Net increase (decrease) in net assets resulting from operations	$ 1,648,390

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended May 31, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 1,648,390
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities: Purchases of long-term investments	(14,435,879)
Net purchases, sales and maturities of short-term investments	450,200
Net amortization of premium/(accretion of discount)	22,200
Proceeds from sales and maturities of long-term investments	14,484,347
(Increase) decrease in interest receivable	83,746
(Increase) decrease in other assets	1,652
(Increase) decrease in receivable for investments sold	336,939
(Increase) decrease in receivable for investments sold — when-issued securities	(186,388)
(Increase) decrease in upfront payments paid/received on credit default swap contracts	6,565
Increase (decrease) in written options, at value	(2)
Increase (decrease) in interest on notes payable	24,481
Increase (decrease) in payable for investments purchased	(5,922,056)
Increase (decrease) in payable for investments purchased — when-issued securities	710,100
Increase (decrease) in other accrued expenses and payables	65,217
Change in unrealized (appreciation) depreciation on investments	(1,806,224)
Change in unrealized (appreciation) depreciation on swap contracts	3,459
Net realized (gain) loss from investments	1,559,108
Cash provided (used) by operating activities	(2,954,145)
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	4,900,000
Payment for shares repurchased	(612,777)
Distributions paid (net of reinvestment of distributions)	(1,442,223)
Cash provided (used) by financing activities	2,845,000
Increase (decrease) in cash	(109,145)
Cash at beginning of period (including foreign currency)	164,819
Cash at end of period (including foreign currency)	$ 55,674
Supplemental Disclosure
Interest paid on notes	$ (146,090)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets
Operations: Net investment income	$ 1,402,243	$ 3,087,135
Net realized gain (loss)	(1,549,141)	(3,082,994)
Change in net unrealized appreciation (depreciation)	1,795,288	(1,869,267)
Net increase (decrease) in net assets resulting from operations	1,648,390	(1,865,126)
Distributions to shareholders from: Net investment income	(1,442,223)	(3,293,091)
Net realized gains	—	(693,005)
Return of capital	—	(222,267)
Total distributions	(1,442,223)	(4,208,363)
Fund share transactions: Cost of shares repurchased	(596,297)	(724,067)
Increase (decrease) in net assets	(390,130)	(6,797,556)
Net assets at beginning of period	54,627,951	61,425,507
Net assets at end of period (including distributions in excess of net investment income of $58,078 and $18,098, respectively)	$ 54,237,821	$ 54,627,951
Other Information
Shares outstanding at beginning of period	4,415,736	4,479,857
Shares repurchased	(57,432)	(64,121)
Shares outstanding at end of period	4,358,304	4,415,736

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 5/31/16 (Unaudited)		Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.37	$ 13.71	$ 14.00	$ 14.32	$ 13.00	$ 13.66
Income (loss) from investment operations: Net investment income[a]	.32	.69	.83	.92	1.08	1.14
Net realized and unrealized gain (loss)	.06	(1.11)	(.23)	(.14)	1.43	(.46)
Total from investment operations	.38	(.42)	.60	.78	2.51	.68
Less distributions from: Net investment income	(.33)	(.74)	(.96)	(1.10)	(1.19)	(1.34)
Net realized gains	—	(.16)	—	—	—	—
Return of capital	—	(.05)	—	—	—	—
Total distributions	(.33)	(.95)	(.96)	(1.10)	(1.19)	(1.34)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	.02	.03	.07	—	—	.00***
Net asset value, end of period	$ 12.44	$ 12.37	$ 13.71	$ 14.00	$ 14.32	$ 13.00
Market price, end of period	$ 11.55	$ 10.29	$ 12.01	$ 13.07	$ 14.26	$ 12.83
Total Return
Based on net asset value (%)[b]	3.64**	(1.95)	5.58	5.78	19.96	5.33
Based on market price (%)[b]	15.67**	(6.89)	(.93)	(.83)	21.04	7.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	55	61	66	67	61
Ratio of expenses (including interest expense) (%)	2.05*	1.80	1.83	1.85	1.94	1.96
Ratio of expenses (excluding interest expense) (%)	1.40*	1.37	1.35	1.33	1.30	1.33
Ratio of net investment income (%)	5.30*	5.33	5.88	6.50	7.77	8.42
Portfolio turnover rate (%)	19**	48	70	72	45	56
Total debt outstanding, end of period ($ thousands)	25,000	20,100	26,500	28,000	29,500	27,000
Asset coverage per $1,000 of debt[c]	3,170	3,718	3,318	3,348	3,278	3,257

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Strategic Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the six months ended May 31, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund's custodian bank at May 31, 2016.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At November 30, 2015, the Fund had $3,158,000 of tax basis capital loss carryforwards which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,094,000) and long-term losses ($2,064,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended May 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open swap contracts as of May 31, 2016. For the six months ended May 31, 2016, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to approximately $75,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate on swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended May 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts and written option contracts as of May 31, 2016. For the six months ended May 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $100, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $100.

There were no derivatives held as of May 31, 2016. The following table summarizes the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended May 31, 2016, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Purchased Options	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ (9,870)	$ 7,130	$ —	$ (2,740)
Credit Contracts (a)	—	—	4,076	4,076
	$ (9,870)	$ 7,130	$ 4,076	$ 1,336

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ 9,856	$ (7,128)	$ —	$ 2,728
Credit Contracts (a)	—	—	(3,459)	(3,459)
	$ 9,856	$ (7,128)	$ (3,459)	$ (731)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively

C. Purchases and Sales of Securities

During the six months ended May 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $14,435,879 and $14,484,347, respectively.

For the six months ended May 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	200,000	$ 7,130
Options Expired	(200,000)	$ (7,130)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DSC aggregated $495, of which $254 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,304, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $27,000,000 ($30,000,000 prior to December 23, 2015), a maturity date of December 21, 2016 and a borrowing rate at the applicable LIBOR rate plus 0.90% (0.80% prior to December 23, 2015). A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations. At May 31, 2016, the Fund had a notes payable outstanding of $25,000,000. The weighted average outstanding daily balance of all loans during the six months ended May 31, 2016 was approximately $21,884,000, with a weighted average annualized borrowing cost of 1.56%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended May 31, 2016, and the year ended November 30, 2015, the Fund purchased 57,432 and 64,121 shares of beneficial interest on the open market at a total cost of $596,297 and $724,067 ($10.38 and $11.29 average per share), respectively. The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.45% and 12.93%.

On September 11, 2015, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2014 and ran until November 30, 2015.

I. Subsequent Event

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Strategic Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KST
CUSIP Number	25160F 109

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc. (DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	$50,001-$100,000	$100,001-$500,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$5,288,876,021	-	-
Thomas R. Bouchard	7	$2,106,655,961	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$705,855,722	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	28,275	$ 10.32	n/a	n/a
January 1 through January 31	18,057	$ 10.31	n/a	n/a
February 1 through February 28	8,100	$ 10.28	n/a	n/a
March 1 through March 31	3,000	$ 10.92	n/a	n/a
April 1 through April 30	-	$ -	n/a	n/a
May 1 through May 31	-	$ -	n/a	n/a

Total	57,432	$ 10.38	n/a

The Fund may from time to time repurchase shares in the open market.

On September 11, 2015, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2015 until November 30, 2016, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2014 and ran until November 30, 2015.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016